UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
__________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 7, 2023
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PLIANT THERAPEUTICS, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39303	47-4272481
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

260 Littlefield Avenue, South San Francisco, CA		94080
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (650) 481-6770
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PLRX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
Pliant Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 7, 2023. As of April 14, 2023, the record date for the Annual Meeting, there were 59,156,430 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. The Company’s stockholders voted on the following matters, which are described in detail in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on April 27, 2023: (i) to elect Bernard Coulie, M.D., Ph.D., Gayle Crowell and Suzanne Bruhn, Ph.D. as Class III directors of the Company to serve for a three-year term ending at the Annual Meeting of Stockholders to be held in 2026 (“Proposal 1”), (ii) to approve, by non-binding advisory vote, the resolution approving the compensation of the Company’s named executive officers (“Proposal 2”) and (iii) to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2023 (“Proposal 3”).
Proposal 1: The Company’s stockholders approved the election of the aforementioned Class III directors recommended for election at the Annual Meeting. The Company’s stockholders voted for the Class III directors as follows:

Nominee	For	Withhold
Bernard Coulie, M.D., Ph.D.	48,316,375	1,094,357
Gayle Crowell	39,771,872	9,638,860
Suzanne Bruhn, Ph.D.	39,735,738	9,674,994
The broker non-votes for Proposal 1 totaled 5,432,103 shares of common stock.
Proposal 2: The Company’s stockholders approved, by non-binding advisory vote, the compensation of the Company’s named executive officers, as follows:

For	Against	Abstain
47,994,590	1,379,942	36,200

The broker non-votes for Proposal 2 totaled 5,432,103 shares of common stock.
Proposal 3: The Company’s stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain
54,811,068	12,512	19,255

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PLIANT THERAPEUTICS, INC.

Date: June 8, 2023	By:	/s/ Keith Cummings
Keith Cummings, M.D., MBA
Chief Financial Officer

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